                                                                   Exhibit 10.12



                       PETROLEUM DEVELOPMENT CORPORATION

                              PROFIT SHARING PLAN

                               (PLAN NUMBER 002)


                           EFFECTIVE JANUARY 1, 1992

                       PETROLEUM DEVELOPMENT CORPORATION

                              PROFIT SHARING PLAN


                           EFFECTIVE JANUARY 1, 1992



                               TABLE OF CONTENTS
                               -----------------


Article                                                                Page
-------                                                                ----
              Preamble                                                    1

     I.       Purpose                                                     2

     II.      Definitions                                                 3

     III.     Participation                                              14

     IV.      Company Contributions to the Fund                          16

     V.       Allocation of Company Contributions
              and Forfeitures                                            19

     VI.      Participants' Account                                      23

     VII.     Distribution                                               25

     VIII.    Vesting                                                    36

     IX.      Administration                                             39

     X.       The Fund                                                   44

     XI.      Amendment or Termination of the Plan                       46

     XII.     Top-Heavy Provisions                                       48

     XIII.    Withdrawals During Employment                              58

     XIV.     General Provisions                                         59

              Schedule A: Determination of Highly
              Compensated Employees                                      63

                       PETROLEUM DEVELOPMENT CORPORATION

                              PROFIT SHARING PLAN

     WHEREAS, Petroleum Development Corporation (the Company") desires to adopt a written profit sharing plan, effective January 1, 1992, for certain of its employees, which plan is intended to comply with the requirements of the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code of 1986, as amended from time to time;

     NOW, THEREFORE, the Company establishes the Petroleum Development Corporation Profit Sharing Plan, effective January 1, 1992, as hereinafter set forth:

                                   ARTICLE I

                                    PURPOSE
                                    -------

     1.1 Petroleum Development Corporation, desiring to provide systematically for the payment of benefits to its employees on account of retirement, death, or total disability, to reward loyalty and service, and to strengthen the bond between its employees and itself, herewith adopts this plan known as the Petroleum Development Corporation Profit Sharing Plan.

                                   ARTICLE II

                                  DEFINITIONS
                                  -----------

     Except where otherwise clearly indicated by context, the masculine shall include the feminine and the singular shall include the plural, and vice-versa.

     2.1  "Account" shall mean the separate entries maintained in the records of
           -------
the Trustee which represent the individual interest of a Participant in the Fund to which are credited Company contributions and gains and losses thereon.

     2.2  "Affiliated Company  shall mean (a) any parent or subsidiary of the
           ------------------
Company (or company under common control with the Company) which is a member of the same controlled group of corporations (within the meaning of section 1563(a) of the Code) as the Company; (b) any member of an affiliated service group, as determined under section 414(m) of the Code, of which the Company is a member;
(c) any trade or business under common control with the Company, as determined under section 414(c) of the Code; and (d) any entity required to be aggregated with the Company pursuant to regulations under section 414(0) of the Code. "50
                                                                             --
percent Affiliated Company" shall mean an Affiliated Company, but with the
--------------------------
phrase "more than 50 percent " substituted for the phrase "at least 80 percent" in section 1563(a) of the Code.

     2.3  "Annual Additions" shall mean for any Participant the sum of
           ----------------

          (a)  employer contributions,

          (b)  any forfeitures

allocated for a given Limitation Year to the Participant's accounts under this Plan and any other defined contribution plan(s) maintained by the Company or a 50 percent Affiliated Company.

     2.4  "Board of Directors" shall mean the board of directors of the Company
           ------------------

     2.5  "Break in Service" shall mean receiving credit for not more than 500
           ----------------
Hours of Service during the 12-month period of any Plan Year.

          (a) Notwithstanding the foregoing, if an employee is absent for one or more of the following reasons, he shall be credited with an Hour of Service, solely for purposes of this Section, for each Hour of Service for which he would have received credit if he had continued in the active employ of the Company during the period of absence:

               (1) layoff for a period not in excess of one year;

               (2) leave of absence with approval of the Committee for a period not in excess of one year, unless such period is extended by the Committee;

               (3) military service such that his right to reemployment is protected by law.

          (b) If an employee is absent from work by reason of pregnancy, childbirth, or adoption, or for purposes of the care of such employee's child immediately after birth or adoption, such employee shall be credited, solely for purposes of this Section, with the Hours of Service which would have been credited to such individual but for such absence, or, if such hours cannot be determined, at the rate of eight hours per normal workday, except that the total number of hours treated as Hours of Service under this Subsection shall not exceed 501.

          (c) The hours described in Subsection (b) shall be treated as Hours of
Service:

              (1) only in the Plan Year in which the absence from work begins, if an employee would be prevented from incurring a Break in Service in such Plan Year solely because the period of absence is treated as Hours of Service under Subsection (b); or

              (2) in any other case, in the immediately following Plan Year.

     2.6 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     2.7  "Committee" or "Profit Sharing Committee" shall mean the persons
           ---------      ------------------------
appointed by the Board of Directors to supervise the administration of the Plan, as hereinafter provided.

     2.8  "Company" shall mean Petroleum Development Corporation and its
           -------
successors.

     2.9  "Compensation" shall mean, for a given Plan Year, the total wages paid
           ------------
to a Participant by the Company which are required to be reported on the Participant's Form W-2 for purposes of income tax withholding at the source, increased by the Participant's salary reduction contributions under section 402(a)(8) of the Code.

     Annual Compensation shall not be more than $200,000, and in subsequent Plan Years the limit on annual Compensation shall be the amount set by the Internal Revenue Service in accordance with section 401(a) (17) of the Code. In the case of a Plan Year which is less than 12 months long, the dollar limit on Compensation shall be determined by multiplying the annual limit by a fraction, the numerator of which is the number of full calendar months occurring in the short Plan Year and the denominator of which is 12.

     If, in a given Plan Year, a Participant is a five- percent (5 percent) owner of the Company or one of the 10 Highly Compensated Employees who receive the most pay from the Company and all Affiliated Companies, and if any of such Participant's family members are also Participants in the Plan, the Participant and his family member(s) shall be treated as one Participant for purposes of applying the dollar limit on Compensation described in the preceding paragraph. If, after the Compensation of the family members has been added up, the dollar limit of the preceding paragraph has been exceeded, each family member's pro-rata share of the dollar limit shall be determined, and that share shall be the family member's Compensation for the Plan Year. For the purposes of this paragraph, a Participant's "family members" are his spouse and his lineal descendants who have not attained age 19 by the end of the Plan Year in question.

     2.10 "Contribution Percentage" shall mean the percentage described in
           -----------------------
Section 14.1(b).

     2.11 "Credited Service  shall mean that portion of an employee's employment
           ----------------
with the Company and all Affiliated Companies which is used to determine the employee's vesting status hereunder, as further described in Article VIII.

     2.12 "Early Retirement Age" shall mean for any Participant, age 59-1/2.
           --------------------

     2.13 "Early Retirement Date" shall mean the first day of the month
           ---------------------
coincident with or next following the date on which a Participant who has attained Early Retirement Age terminates his employment with the Company and all Affiliated Companies.

     2.14 "Effective Date" shall mean (except as otherwise set forth herein)
           --------------
January 1, 1992, the effective date of this Plan.

     2.15 "Eligibility Service" shall mean that portion of an employee's
           -------------------
employment with the Company and all Affiliated

Companies which is used to determine the employee's eligibility to participate in the Plan, as further described in Article III.

     2.16 "Employee" shall mean any person employed by the Company, officers,
           --------
shareholders, or directors who are employees, but excluding persons covered by a collective bargaining agreement, unless they are covered by a collective bargaining agreement that specifically provides for their participation hereunder. The term Employee shall not include any person who is a leased employee, whether such person is a leased employee within the meaning of section 414(n) of the Code, or not.

     2.17 "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended from time to time.

     2.18 "Fund" shall mean the fund established for this Plan, administered
           ----
under the Trust Agreement, out of which benefits payable under this Plan shall be paid.

     2.19 "Highly Compensated Employee" shall mean, for a given Plan Year, an
           ---------------------------
employee who is found to be a highly compensated employee within the meaning of Treas. Reg. paragraph 1.414(q)- lT for that Plan Year. The determination under Treas. Reg. paragraph 1.414(q)-lT shall be made in accordance with Schedule A.

     2.20 "Hour of Service" shall mean an hour for which:
           ---------------

          (a) an employee is directly or indirectly paid or entitled to payment by the Company or an Affiliated Company for the performance of employment duties; or

          (b) back pay, irrespective of mitigation of damages, is either awarded or agreed to; or

          (c) an employee is directly or indirectly paid or entitled to payment by the Company or an Affiliated Company on account of a period of time during which no duties are performed due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence.

     There shall be excluded from the foregoing those periods during which payments are made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation, or disability insurance laws. No more than 501 Hours of Service shall be credited under Subsection (c) on account of any single continuous period during which no duties are performed, except to the extent otherwise provided in this Plan. An Hour of Service shall not be credited where an employee is being reimbursed solely for medical or medically related expenses.

     Hours of Service shall be credited in accordance with the rules set forth in U.S. Department of Labor Reg. paragraph 2530.200b- 2(b) and (c).

     Hours of Service shall be credited for any individual who is considered to be a leased employee for purposes of this Plan under section 414(n) of the Code.

     Notwithstanding the foregoing, the Committee may, in accordance with rules applied in a uniform and nondiscriminatory manner, elect to credit Hours of Service using the following equivalencies:



Basis Upon Which                     Credit Granted to
Records Are Maintained               Individual for Period
----------------------               ---------------------
shift                                actual hours for full shift

day                                  10 Hours of Service

week                                 45 Hours of Service

semi-monthly period                  95 Hours of Service

month                               190 Hours of Service


     2.22 "Limitation Compensation" shall mean for any Participant:
           -----------------------

          (a) the Participant's wages, salary, fees for professional services, and other amounts received for personal services rendered in the course of employment with the Company or a 50 percent Affiliated Company, to the extent that such amounts are includable in gross income, and regardless of whether an amount is paid in cash, including (but not limited to) commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances; foreign earned income, whether or not excludable from gross income under section 911 of the Code; taxable amounts received by the Participant through accident or health insurance for personal injury or sickness or from a self-insured medical expense reimbursement plan; moving expenses paid or reimbursed by the

Company or a 50 percent Affiliated Company in excess of any amount deductible by the Participant; wages or payments in lieu of wages received on account of absence from work for permanent and total disability; the amount included in the taxable income of the Participant as a result of the grant of a non-qualified stock option by the Company or a 50 percent Affiliated Company; and the amount includable in the gross income of the Participant as the result of an election described in section 83(b) of the Code.

          (b) Limitation Compensation shall exclude the following:

              (1) contributions made by an employer to a qualified plan to the extent that, before the application of section 415 of the Code to that plan, the contributions are not includable in the gross income of the Participant for the year in which contributed;

              (2) employer contributions on behalf of an employee to a simplified employee pension plan;

              (3) any distributions from a plan of deferred compensation, except that any amounts received by an employee pursuant to an unfunded non-qualified plan may be included in the year that such amounts are included in gross income;

              (4) amounts realized from the exercise of a non-qualified stock option or from stock or property which is currently taxable under section 83 of the Code;

              (5) amounts realized from the sale, exchange, or other disposition of stock acquired through the exercise of a qualified or incentive stock option; and

              (6) other amounts which receive special tax benefits, such as premiums for group term life insurance to the extent not includable in gross income, or contributions made by an employer toward the purchase of an annuity contract described in section 403(b) of the Code.

     2.22 "Limitation Year" shall mean the Plan Year or such other 12-month
           ---------------
period as may be designated by the Company.

     2.23 "Normal Retirement Age" shall mean for any Participant the
           ---------------------
Participant's 65th birthday.

     2.24 "Normal Retirement Date" shall mean the first day of the month
           ----------------------
coincident with or next following a Participant's attainment of Normal Retirement Age.

     2.25 "Participant" shall mean an Employee entitled to participate in this
           -----------
Plan under Article III and any Employee or former Employee for whom one or more accounts are maintained under the Plan.

     2.26 "Plan" shall mean the Petroleum Development Corporation Profit Sharing
           ----
Plan, as set forth herein and as hereafter amended from time to time.

     2.27 "Plan Year" shall mean the calendar year (January 1st through December
           ---------
31st).

     2.28 "Total Disability" shall mean (a) for a Participant covered under a
           ----------------
long-term disability plan sponsored by the Employer, a disability of a nature which enables the Participant to qualify for and to receive disability benefits under such long-term disability plan; (b) for a Participant who is not covered under a long-term disability plan sponsored by the Employer, his permanent inability to perform his customary duties for the Employer due to a mental or physical condition which can be expected to result in death or be of a long, continued, and indefinite duration. Determination of whether a Participant who is not covered under a long-term disability plan sponsored by the Employer is suffering a Disability and the date on which the Disability commenced shall be made solely by the Plan Administrator and shall be based on a medical certificate from a physician or physicians found to be satisfactory by the Plan Administrator.

     2.29 "Trust Agreement" shall mean the agreement and declaration of trust
           ---------------
executed under this Plan.

     2.30 "Trustee" shall mean the corporate trustee or one or more individuals
           -------
collectively appointed and acting under the Trust Agreement.

     2.31 "Valuation Date" shall mean the last day of each Plan Year and each
           --------------
interim date on which the Committee determines that a valuation of the Fund shall be made.

                                  ARTICLE III

                                 PARTICIPATION
                                 -------------



     3.1  Date of Participation.
          ---------------------

          (a) (1) Each person who is an Employee as of the Effective Date shall become a Participant as of the Effective Date.

              (2) Each other Employee shall become a Participant on the January 1st or July 1st coincident with or next following the date on which he attains age 21 and completes one year of Eligibility Service.

          (b) For the purposes of this Article, a "year of Eligibility Service" shall mean a 12-month period, beginning with the date of an employee's commencement of employment, during which the employee is credited with 1,000 or more Hours of Service. An employee who is not credited with 1,000 Hours of Service during his initial 12 months of employment shall complete a year of Eligibility Service as of the end of any Plan Year in which he is credited with 1,000 or more Hours of Service. The first Plan Year in which an employee shall have the opportunity to meet such requirement shall be the Plan Year which includes the first anniversary of the employee's commencement of employment.

     3.2  Participation After Reemployment.
          --------------------------------

          (a) A Participant whose employment is terminated and who is later reemployed as an Employee shall resume his participation in the Plan as of the date of his reemployment.

          (b) If an Employee attains age 21 and completes one year of Eligibility Service but terminates his employment before becoming a Participant, he shall become a Participant in the Plan on the January 1st or July 1st immediately following his date of reemployment, if he is reemployed as an Employee before he has a Break in Service. If such an individual is reemployed after he has a Break in Service, he shall be treated as a new Employee for purposes of this Plan.

          (c) If an Employee terminates his employment before attaining age 21 and completing one year of Eligibility Service and then is reemployed, he shall be treated as a new Employee for purposes of this Plan.

     3.3  Data.  Each Employee shall furnish to the Committee such data as the
          ----
Committee may consider necessary for the determination of the Employee's rights and benefits under the Plan and shall otherwise cooperate fully with the Committee in the administration of the Plan.

                                   ARTICLE IV

                       COMPANY CONTRIBUTIONS TO THE FUND
                       ---------------------------------



     4.1  Company Contribution.  For each Plan Year, the Company shall
          --------------------
contribute to the Fund as of the close of the Company's fiscal year so much of its current earnings as the Board of Directors shall determine as of the close of the Company's fiscal year. However, the contribution for any Plan Year shall not exceed the maximum amount which will constitute an allowable current deduction under the applicable provisions of the Code.

     4.2  Earnings.  Current earnings shall include the amount of the net
          --------
earnings of the Company and all Affiliated Companies for each fiscal year, as determined by the responsible financial officer of the Company, for federal income tax purposes, but without deduction for federal, state, and local income taxes and without deduction for contributions to this Plan. Current earnings may also include the amount of net earnings of the Company and all Affiliated Companies for each fiscal year, as determined under generally accepted accounting principles by the responsible financial officer of the Company.

     4.3  Remittance of Contributions.  Company contributions for any Plan Year
          ---------------------------
shall be remitted to the Trustee for deposit in the Fund no later than the date which marks the expiration of the period within which such contributions may be paid and deducted for the purpose of federal income taxes. All Company contributions are expressly conditioned upon their deductibility for federal income tax purposes.

     4.4  Fund.
          ----

          (a) The contributions deposited by the Company in the Fund in accordance with this Article shall constitute a fund held for the benefit of Participants and their eligible beneficiaries under and in accordance with this Plan. No part of the principal or income of the Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of such Participants and their eligible beneficiaries (including necessary administrative costs); provided, that in the case of a contribution made by the Company (1) as a mistake of fact; or (2) for which a tax deduction is disallowed, in whole or in part, by the Internal Revenue Service; or (3) which is conditioned upon the initial qualification of the Plan under section 401(a) of the Code, and an application for determination is made to the Internal Revenue Service within the time prescribed by law for filing the Company's tax return for the taxable year in which the Plan was adopted (or such later date as the Secretary of the Treasury may prescribe), but such initial qualification cannot be obtained, the Company shall be entitled to a refund of said contributions.

          (b) Any refund of contributions described in Subsection (a) must be made (1) within one year after payment of a contribution made as a mistake of fact, or (2) within one year after disallowance of the tax deduction, to the extent of such disallowance, or (3) within one year of the date on which the initial qualification of the Plan is denied by the Internal Revenue Service, as the case may be.

                                   ARTICLE V

              ALLOCATION OF COMPANY CONTRIBUTIONS AND FORFEITURES
              ---------------------------------------------------


     5.1  Eligibility for Allocation.  A Participant shall share in Company
          --------------------------
contributions and forfeitures under Section 5.2 for any Plan Year during which he (a) completes at least 1,000 Hours of Service, (b) Receives Compensation, and
(c) is actively employed by the Company on the last day of the Plan Year. Notwithstanding the foregoing, a Participant shall share in Company contributions and forfeitures under Section 5.2 for the Plan Year in which he retires under Article VII, dies, or suffers a Total Disability, if he receives Compensation during such Plan Year.

     5.2  Allocation.
          ----------

          (a) As of the last day of each Plan Year, there shall be allocated to the Account of eligible Participants the sum of any amounts contributed by the Company to the Plan for that Plan Year and any amounts which have been forfeited since the last day of the preceding Plan Year.

          (b) The sum described in Subsection (a) shall be allocated to the Account of each eligible Participant in the proportion that the Participant's Compensation for that Plan Year bears to the Compensation of all eligible Participants for such Plan Year.

     5.3  Maximum Allocation   The provisions of this Section shall be construed
          ------------------
to comply with section 415 of the Code.

          (a) Notwithstanding anything in this Article to the contrary, a Participant's Annual Additions shall in no event exceed the lesser of (1) $30,000 (or, if greater, one-quarter of the dollar limitation in effect under section 415(b) (1) (A) of the Code) or (2) twenty-five percent (25 percent) of such Participant's Limitation Compensation for the Limitation Year.

          (b) (1) If a Participant's Annual Additions would exceed the amount described in Subsection (a) as a result of a reasonable error in estimating the Participant's Limitation Compensation, the excess amount shall be held in a suspense account by the Trustee until the following Plan Year (or succeeding Plan Years), at which time it shall be allocated in the manner described in
Section 5.2 to the Accounts of all eligible Participants before any contributions by the Company may be made for the Plan Year. Amounts held in the suspense account shall share in investment gains and losses of the Fund.

               (2) If, in any Limitation Year, a Participant participates in one or more other defined contribution plans maintained by the Company or a 50 percent Affiliated Company and if the Participant's Annual Additions under all of such plans exceed the limit described in Subsection (a), in order to satisfy such limit the Participant's Company contribution to this Plan shall be reduced before any Annual Additions to any other defined contribution plan(s) are reduced.

          (c) If in any Limitation Year a Participant in this Plan is also a participant in one or more defined benefit plans maintained by the Company or a 50 percent Affiliated Company, the amount referred to in Subsection (c) (1) shall be reduced, if necessary, so that the sum of the fractions described in Subsections (c) (1) and (c) (2) does not exceed 1.0 for such Limitation Year.

               (1) Defined Benefit Fraction - A fraction, the numerator of
                   ------------------------
which is the Participant's projected annual benefit under the defined benefit pension plans in which he has participated, determined as of the close of the limitation years of such plans, and the denominator of which is the lesser of:
(A) 1.25 x $90,000 (as adjusted by the Internal Revenue Service to reflect cost-of-living increases) or (B) one hundred forty percent (140 percent) of the Participant's highest average Limitation Compensation over any three consecutive calendar years. For the purpose of this Subsection, "projected annual benefit" shall mean the annual benefit to which a Participant would be entitled under the terms of a defined benefit plan if he had continued employment until his normal retirement date under such plan and if his compensation for the purpose of such plan had continued at the same rate.

          (2) Contribution Fraction - A fraction, the numerator of which is the
              ---------------------
sum of the Participant's Annual Additions under all defined contribution plans sponsored by the Company and 50 percent Affiliated Companies for all limitation years, and the denominator of which is the sum of the lesser of the following amounts, determined for each of such limitation years and for each prior limitation year of service with the Company or 50 percent Affiliated Company:
(A) 1.25 x $30,000 or (B) thirty-five percent (35 percent) of the Participant's Limitation Compensation for such limitation year.

     A defined benefit plan sponsored by the Company or a 50 percent Affiliated Company to which nondeductible employee contributions are made is considered to be a separate defined contribution plan, to the extent that the employee contributions constitute annual additions in the current and prior limitation years.

          (d) The dollar limitations described in Subsections (a) and (c) shall be adjusted in accordance with governmental pronouncements stating the method and amount of such adjustments.

                                   ARTICLE VI

                             PARTICIPANTS' ACCOUNT
                             ---------------------


     6.1  Accounts.  All contributions and earnings thereon may be invested in
          --------
one commingled Fund for the benefit of all Participants. However, in order that the interest of each Participant may be accurately determined and computed, a separate Account shall be maintained for each Participant. This Account shall represent the Participant's individual interest in the Fund.

     6.2  Valuation.  The value of the Fund shall be computed by the Trustee as
          ---------
of the close of business on each Valuation Date on the basis of the fair market value of the assets of the Fund.

     6.3  Apportionment of Gain or Loss   The value of the Fund, as computed
          -----------------------------
pursuant to Section 6.2, shall be compared with the value of the Fund as of the preceding Valuation Date. Any difference in the value, not including contributions made since the preceding Valuation Date, shall be the net increase or decrease of the Fund, and such amount shall be ratably apportioned by the Trustee on its books among the Participants' Accounts.

     6.4  Accounting for Allocations.  The Committee shall provide for the
          --------------------------
establishment of accounting procedures for the purpose of making the allocations, valuations, and adjustments to Participants' Accounts provided for in this Article.

                                  ARTICLE VII

                                  DISTRIBUTION
                                  ------------



     7.1  General.  The interest of each Participant in the Fund shall be
          -------
distributed in the manner, in the amount, and at the time provided in this Article, except as provided in Article VIII and except in the event of the termination of the Plan. A Participant shall not be permitted to withdraw any amount from his Account while he is an Employee.

     7.2  Normal Retirement   A Participant who is employed by the Company or an
          -----------------
Affiliated Company when he attains Normal Retirement Age shall immediately become fully vested in his Account, and shall have the right to receive normal retirement benefits on his Normal Retirement Date, if he is then retired. His Account, valued in accordance with Section 7.7, shall be paid to him or applied for his benefit in accordance with the provisions of this Article.

     7.3  Late Retirement.  A Participant who remains in the employ of the
          ---------------
Company beyond his Normal Retirement Date shall participate in the Plan on the same basis as other Participants. The Participant's Account, valued in accordance with Section 7.7, shall be paid to him or applied for his benefit when he actually retires or, if earlier, beginning on the mandatory benefit commencement date described in Section 7.8(b).

     7.4  Early Retirement.  A Participant shall be eligible for early
          ----------------
retirement benefits upon attainment of Early Retirement Age, and his Account, valued in accordance with Section 7.7, shall be paid to him or applied for his benefit on the date he elects. A Participant who is eligible for early retirement benefits may elect to receive his benefits on (a) his Early Retirement Date, or (b) the first day of any month between his Early Retirement Date and his Normal Retirement Date, or (c) his Normal Retirement Date.

     7.5  Death.
          -----

          (a) If a Participant dies while he is employed by the Company or an Affiliated Company, he shall become fully vested in his Account, and his Account, valued in accordance with Section 7.7, shall immediately be paid to or applied for the benefit of his beneficiary in a single-sum in cash or in kind.

          (b) If a Participant dies after he has terminated his employment with the Company and all Affiliated Companies but before he has received a full distribution of his vested interest in his Account, valued in accordance with
Section 7.7, shall immediately be paid to or applied for the benefit of his beneficiary in a single-sum payment.

          (c) In no event shall distribution of a benefit payable under this Section occur more than one year after the death of the Participant.

     7.6  Total Disability.
          ----------------

          (a) If a Participant suffers a Total Disability prior to his retirement and his employment is terminated because of such Total Disability, he shall become fully vested in his Account, and his Account, valued in accordance with Section 7.7, shall be paid to him or applied for his benefit in accordance with the provisions of this Article following the determination of his Total Disability. If the value of the Participant's Account is at least $3,500, his Account shall not be paid to him or applied for his benefit until (1) he consents in writing to such payment or application, or (2) he attains Normal Retirement Age, or (3) he dies.

          (b) Total Disability shall be determined by the Committee, which may consult with a medical examiner selected by it. The medical examiner shall have the right to make such physical examinations and other investigations as may be reasonably required to determine Total Disability.

     7.7  Valuation for Distribution.
          --------------------------

          (a) For the purposes of paying the amounts to be distributed to a Participant or his beneficiaries under this Plan, the value of the Fund and the amount of the Participant's interest shall be determined in accordance with the provisions of Article VI as of the Valuation Date coincident with or immediately preceding the date of the payment. There shall be added to such amount the additional contributions and forfeitures, if any, which have been (or are to be) allocated to the Participant's Account after that Valuation Date.

          (b) Notwithstanding Subsection (a), for the purposes of making a distribution required under section 401(a) (9) of the Code to a Participant who is still employed, the Participant's Account shall be valued as follows:

              (1) The amount to be distributed on the benefit commencement date described in Section 7.8(b) shall be the value of the Participant's Account as of the last Valuation Date in the second calendar year preceding the calendar year in which such mandatory benefit commencement date occurs.

              (2) The amount to be distributed by the end of the calendar year which contains the mandatory benefit commencement date shall be (A) the value of the Participant's Account as of the last Valuation Date in the calendar year preceding the calendar year which contains the mandatory benefit commencement date, reduced by (B) the amount distributed on the mandatory benefit commencement date.

              (3) The amount to be distributed by the end of each calendar year after the calendar year which contains the mandatory benefit commencement date, for so long as the Participant continues his employment, shall be the value of the Participant's Account as of the last Valuation Date in the preceding calendar year, not including the distribution for the preceding calendar year.

               (4) The value of the Participant's Account determined under paragraph (1), (2) , or (3) shall be increased by the additional contributions and forfeitures, if any, which are allocated to the Account after the relevant Valuation Date, but as of dates that fall within the calendar year containing the relevant Valuation Date.

          (c) If the value of a Participant's vested interest in his Account at the time of a distribution is at least $3,500, the value of his vested interest in those Account at any later time shall be deemed to be at least $3,500 for purposes of determining whether the Participant's benefit may be cashed out.

     7.8  Timing of Distribution.
          ----------------------

          (a) A Participant entitled to receive benefits under this Article shall commence to receive benefits as soon as administratively practicable.

          (b) Distribution of a Participant's benefits under this Plan shall be made by the April 1st that follows the end of the calendar year in which the Participant attains age 70-1/2.

          (c) Assuming that a Participant has made proper application for his benefits the Participant shall begin to receive benefits no later than the later to occur of:

               (1) the 60th day after the end of the Plan Year in which the Participant attains Normal Retirement Age, or

               (2) the 60th day after the end of the Plan Year in which the Participant's employment with the Company and all Affiliated Companies terminates.

          (d) This Section shall be construed to comply with the provisions of section 401(a) (9) of the Code and the regulations thereunder. Such provisions shall override any distribution options in the Plan which are inconsistent with section 401(a)(9) of the Code.

     7.9  Mode of Distribution.
          --------------------

          (a) A retired or terminated vested Participant's Account, valued in accordance with Section 7.7, shall be paid to the Participant or applied for his benefit in a single-sum in cash or in kind. Beginning on January 1, 1993, the Participant shall have the right to elect a trustee-to-trustee transfer in accordance with Section 7.10 if his single-sum payment is an "eligible rollover distribution" (as defined in Section 7.10(c)).

          (b) If a Participant is still employed by the Company or an Affiliated Company when he reaches the benefit commencement date described in Section 7.8(b), he shall receive the total balance in his Account, valued at the time described in Section 7.7(b), in a single-sum payment on the benefit commencement date described in Section 7.8(b). After this total distribution has been made, for so long as the Participant continues his employment with the Company or an Affiliated Company, the Participant shall receive the total balance in his

Account, valued at the time described in Section 7.7(b), no later than December 31st of the year in which he receives the total distribution and each succeeding year. When he retires, the balance remaining in his Account shall be paid to him or applied for his benefit in a single-sum payment.

     7.10 Trustee-to-Trustee Transfer Option.
          ----------------------------------

          (a) Beginning on January 1, 1993, a Participant or a Participant's surviving spouse or an alternate payee under a qualified domestic relations order (as defined in section 414(p) of the Code) who is to receive an "eligible rollover distribution" (as defined in Subsection (c)) may elect to have the amount of such distribution transferred directly in a trustee-to-trustee transfer to an "eligible retirement plan" (as defined in Subsection (d)).

          (b) If a Participant or surviving spouse or alternate payee is to receive an eligible rollover distribution of more than $500, he may choose to have part of the distribution transferred directly in a trustee-to-trustee transfer to an eligible retirement plan and to have the remainder paid to him in a single sum. The amount which is to be transferred must be at least $500.

          (c) (1) For the purpose of this Section, an "eligible rollover distribution" shall mean a distribution from the Plan that is a single-sum payment. The dollar amount of an eligible rollover distribution shall not include the portion of such distribution that is a required minimum distribution under section 401(a)(9) of the Code.

              (2) A distribution of less than $200 that would otherwise be an eligible rollover distribution within the meaning of paragraph (1) shall not be an eligible rollover distribution if it is reasonable to expect that all such distributions to the Participant or surviving spouse or alternate payee from the Plan during the same calendar year will total less than $200.

          (d) For the purpose of this Section, an "eligible retirement plan" shall mean:

              (1) in the case of a Participant or an alternate payee, one of the following: an individual retirement account or an individual retirement annuity, a qualified trust if it is part of a defined contribution plan, or an annuity plan described in section 403(a) of the Code;

              (2) in the case of a Participant's surviving spouse, an individual retirement account or an individual retirement annuity.

          (e) (1) Within a reasonable period of time before an eligible rollover distribution is to be made, the Committee shall provide to the Participant or surviving spouse or alternate payee an explanation of his right to elect a trustee-to-trustee transfer and the federal tax withholding consequences to him if he does not elect such a transfer.

              (2) A Participant or surviving spouse or alternate payee who elects a trustee-to-trustee transfer must provide all information that the Committee may require to complete the trustee-to-trustee transfer.

              (3) A Participant or surviving spouse or alternate payee who is entitled to elect a trustee-to-trustee transfer with respect to all or any portion of a distribution from the Plan but who does not make any election shall be deemed to have rejected the trustee-to-trustee transfer option.

     7.11 Beneficiary Designation.
          -----------------------

          (a) Except as provided in Subsection (c) each Participant shall have the unrestricted right at any time to designate the beneficiary or beneficiaries who shall receive, on or after his death, his interest in the Fund. Such designation shall be made by executing and filing with the Committee a form provided by the Committee for that purpose.

          (b) Except as provided in Subsection (c) each Participant shall have the unrestricted right to revoke and to change, at any time and from time to time, any beneficiary designations previously made. Such revocations and/or changes shall be made by executing and filing with the Committee a form provided by the Committee for that purpose.

          (c) A married Participant must designate his spouse as his beneficiary unless (1) the spouse consents in writing not to receive death benefits under the Plan, (2) the spouse consents in writing to the specific alternate beneficiary designated by the Participant (if any), (3) such consent acknowledges its own effect, and (4) such consent is witnessed by a Plan representative or a notary public.
Beginning on January 1, 1992, except as specifically provided to the contrary in this Plan, the Participant may not change his beneficiary without the consent of his spouse, unless the original consent of the spouse expressly permits the Participant to make changes without further consent of the spouse, or unless the Participant's change is to name his spouse as his beneficiary.

          (d) A married Participant is not required to comply with the consent requirement of Subsection (c) if he establishes to the satisfaction of a Plan representative that his spouse cannot be located, or if he is legally separated or has been abandoned (within the meaning of local law) and has a court order to that effect.

          (e) No designation, revocation, or change of beneficiaries shall be valid and effective unless and until filed with the Committee. If no designation is made, or if the beneficiaries named in such designation predecease the Participant, or if the beneficiaries cannot be located by the Committee, the interest of the deceased Participant shall be paid to the Participant's surviving spouse or, if none, to the Participant's estate.

     7.12 Claims for Benefits.  Benefits under this Plan shall be paid when a
          -------------------
properly written application is received by the Committee   In the event that a
Participant fails to apply to the Committee for his benefits by his Normal Retirement Date or by the date on which his employment terminates, if later, the Committee shall make diligent efforts to locate such Participant.

     7.13 Mailing Address.  Benefit payments and notifications hereunder shall
          ---------------
be deemed made when nailed to the last address furnished to the Committee.

                                  ARTICLE VIII

                                    VESTING
                                    -------


     8.1  Nonforfeitable Amounts.
          ----------------------

          (a) A Participant shall be vested in his Account if he has earned five or more years of Credited Service. If a Participant has earned fewer than five years of Credited Service, he shall not be vested in his Account.

     8.2  Credited Service.
          ----------------

          (a) An employee shall earn a year of Credited Service for each Plan Year (including years before the Effective Date) during which he is credited with 1,000 or more Hours of Service.

     8.3  Treatment of Terminated Vested Participant.
          ------------------------------------------

          (a) In the case of a Participant whose employment with the Company and all Affiliated Companies has terminated (other than by retirement under Article VII, death, or Total Disability) and whose vested interest in his Account, valued in accordance with Section 7.7, is less than $3,500, the vested portion of his Account shall be paid to him or applied for his benefit in a single sum as soon as administratively practicable. Beginning on January 1, 1993, the Participant shall have the right to elect a trustee-to-trustee transfer in accordance with Section 7.10 if his single-sum payment is an "eligible rollover distribution" (as defined in Section 7.10(c)).

          (b) In the case of a Participant whose employment with the Company and all Affiliated Companies has terminated (other than by retirement under Article VII, death, or Total Disability) and whose vested interest in his Account, valued in accordance with Section 7.7, is at least $3,500, the vested portion of his Account shall be paid to him or applied for his benefit pursuant to Article VII as if he had continued employment until his Normal Retirement Date.
However, the Committee shall make distribution to the Participant earlier than his Normal Retirement Date if he requests earlier distribution.

     8.4  Forfeitures.
          -----------

          (a) If a Participant is not reemployed by the Company or an Affiliated Company before the end of the Plan Year in which occurs the earlier of

              (1) the date on which he receives a distribution under this Article, or

              (2) the date on which he incurs his fifth consecutive Break in Service,

     his Account shall be closed as of the end of such Plan Year. The non-vested amount held in the closed Account shall be forfeited and shall be reallocated in accordance with Section 5.2.

     8.5  Aggregation of Service After Reemployment.  A Participant shall have
          -----------------------------------------
his pre-break and post-break Credited Service aggregated hereunder when he is reemployed by the Company or an Affiliated Company if:

          (a) (1) he has a vested interest in his Account and (2) he incurs a Break in Service; or

          (b) (1) he does not have a vested interest in his Account, (2) he incurs a Break in Service, and (3) the number of his consecutive Breaks in Service is less than the greater of (A) the number of years of Credited Service he had accrued prior to his Break in Service, or (B) five.

     In any other case, a Participant shall receive no credit for his pre-break Credited Service.

     8.7  Effect of Post-Break Credited Service.
          -------------------------------------

          (a) If the number of a Participant's consecutive Breaks in Service is equal to or greater than five, the Participant's post-break Credited Service shall not increase the vesting percentage (if any) in that part of his Account accrued prior to his Break in Service.

          (b) If the number of a Participant's consecutive Breaks in Service is less than five, the Participant's post-break Credited Service shall increase the vesting percentage in that part of his Account accrued prior to his Break in Service.

                                   ARTICLE IX

                                 ADMINISTRATION
                                 --------------



     9.1  Administrator.  The Profit Sharing Committee shall be the named
          -------------
fiduciary which shall control and manage the operation of the Plan and shall be the administrator. The Committee members may, but need not, be employees of the
Company, and they shall serve at the pleasure of the Company   They shall be
entitled to reimbursement of expenses, but those members of the Committee who are also employees of the Company shall be entitled to no compensation for their service on the Committee. Any reimbursement of the expenses of Committee members shall be paid directly by the Company. Vacancies on the Committee shall be filled by the Company.

     9.2  Duties and Powers of Committee.
          ------------------------------

          (a) The Profit Sharing Committee shall have all powers necessary to administer the Plan in accordance with its terms and applicable law, and shall also have discretionary authority to determine eligibility for participation or benefits and to construe the terms of the Plan. Any construction, interpretation, or application of the Plan by the Committee shall be final, conclusive, and binding on all persons.

          (b) In addition to the duties and powers described elsewhere hereunder, the Committee shall have the following specific duties and powers:

              (1) to enact uniform and nondiscriminatory rules, regulations, and procedures necessary to carry out the provisions of the Plan;

              (2) to interpret the provisions of the Plan and to resolve questions or disputes relating to eligibility for benefits or the amount of benefits under the Plan; and

              (3) to retain such consultants, accountants, and attorneys as may be deemed necessary or desirable to render statements, reports, and advice with respect to the Plan, and to assist the Committee in complying with all applicable rules and regulations affecting the Plan. Any consultants, accountants, or attorneys may be the same as those retained by the Company.

     9.3  Functioning of Committee.
          ------------------------

          (a) The Committee shall keep accurate records and minutes of meetings, interpretations, and decisions. The Committee shall act by majority vote of the members, and such action shall be evidenced by a written document.

          (b) The expenses incurred by the Committee in connection with the operation of the Plan, including, but not limited to, the expenses incurred by reason of the engagement of professional assistants and consultants, shall be expenses of the Plan and shall be payable from the Fund at the direction of the Committee. The Company shall have the option, but not the obligation, to pay any such expenses, in whole or in part, and, by so doing, to relieve the Fund from the obligation of bearing such expenses. Payment of any such expenses by the Company on one occasion shall not bind the Company to pay any similar expenses on any subsequent occasion.

     9.4  Disputes.
          --------

          (a) In the event that the Committee denies, in whole or in part, a claim for benefits by a Participant or his beneficiary, the Committee shall furnish notice of the denial to the claimant, setting forth (1) the specific reasons for the denial, (2) specific reference to the pertinent Plan provisions on which the denial is based, (3) a description of any additional information necessary for the claimant to perfect the claim and an explanation of why such information is necessary, and (4) appropriate information as to the steps to be taken if the claimant wishes to submit his claim for review.

          (b) The notice described in Subsection (a) shall be forwarded to the claimant within 90 days of the Committee's receipt of the claim; provided, however, that in special circumstances the Committee may extend the response period for up to an additional 90 days, in which event it shall notify the claimant in writing of the extension, and shall specify the reason or reasons for the extension.

          (c) Within 60 days of receipt of a notice of claim denial, a claimant or his duly authorized representative may petition the Committee in writing for a full and fair review of the denial. The claimant or his duly authorized representative shall have the opportunity to review pertinent documents and to submit issues and comments in writing to the Committee. The Committee shall review the denial and shall communicate its decision and the reasons therefor to the claimant in writing within 60 days of receipt of the petition; provided, however, that in special circumstances the Committee may extend the response period for up to an additional 60 days, in which event it shall notify the claimant in writing prior to the commencement of the extension.

          (d) If for any reason the written notice of denial described in Subsection (a) is not furnished within 90 days of the Committee's receipt of a claim for benefits, the claim shall be deemed to be denied. Likewise, if for any reason the written decision on review described in Subsection (c) is not furnished within the time prescribed, the claim shall be deemed to be denied on review.

     9.5  Qualified Domestic Relations Orders.  The Committee shall have the
          -----------------------------------
duty to determine whether any domestic relations order received by the Plan is a qualified domestic relations order as defined in section 414(p) of the Code.

     9.6  Indemnification of the Committee.  Each member of the Committee and
          --------------------------------
any other person who is an employee or director of the Company or an Affiliated Company shall be indemnified by the Company against expenses (other than amounts paid in settlement to which the Company does not consent) reasonably incurred by him in connection with any action to which he may be a party by reason of his performance of administrative functions and duties under the Plan. The foregoing right to indemnification shall be in addition to such other rights as the Committee member or other person may enjoy as a matter of law or by reason of insurance coverage of any kind. Rights granted hereunder shall be in addition to and not in lieu of any rights to indemnification to which the Committee member or other person may be entitled pursuant to the by-laws of the Company. The foregoing indemnification provisions shall not contravene applicable state law.

                                   ARTICLE X

                                    THE FUND
                                    --------



     10.1 Designation of Trustee.  The Company, by appropriate resolution of the
          ----------------------
Board of Directors, shall name and designate a Trustee and shall enter into a Trust Agreement. The Company shall have the power, by appropriate resolution of the Board of Directors, to amend the Trust Agreement, remove the Trustee, and designate a successor Trustee, as provided in the Trust Agreement. All of the assets of the Plan shall be held by the Trustee for use in accordance with this Plan in providing for the benefits hereunder.

     10.2 Exclusive Benefit.  Prior to the satisfaction of all liabilities under
          -----------------
the Plan in the event of termination of the Plan, no part of the corpus or income of the Fund shall be used for or diverted to purposes other than for the exclusive benefit of Participants and their beneficiaries except as expressly provided in this Plan and in the Trust Agreement.

     10.3 No Interest in Fund  No person shall have any interest in or right to
          -------------------
any part of the assets or income of the Fund, except to the extent expressly provided in this Plan and in the Trust Agreement.

     10.4 Trustee.  The Trustee shall be the named fiduciary with respect to
          -------
management and control of Plan assets held by it and shall have exclusive and sole responsibility for the custody and investment thereof in accordance with the Trust Agreement.

                                   ARTICLE XI

                      AMENDMENT OR TERMINATION OF THE PLAN
                      ------------------------------------



     11.1 Amendment.  The Company reserves the right to alter, amend, and modify
          ---------
the provisions of the Plan and the Trust Agreement, in whole or in part, at any time by action of the Board of Directors; provided, however, that it shall be impossible, except as provided in Article IV, for any part of the corpus or income of the Fund to be used for, or diverted to, purposes other than for the exclusive benefit of Participants and their beneficiaries.

     11.2 Termination.  The Plan and the Fund forming part of the Plan may be
          -----------
terminated, or contributions may be completely discontinued, by the Company at any time by action of the Board of Directors. In the event of a termination, a partial termination, or a complete discontinuance of contributions, or in the event that the Company is dissolved, liquidated, or adjudicated a bankrupt, the interests of the affected Participants, their estates, and their beneficiaries shall be fully vested, and distributions shall be made to them in cash or in property or in any combination of cash and property. When all assets have been paid out by the Trustee, the Fund shall cease.

     11.3 Merger.  The Plan shall not be merged with or consolidated with, nor
          ------
shall its assets be transferred to, any other qualified retirement plan unless each Participant would receive a benefit after such merger, consolidation, or transfer (assuming the Plan then terminated) which is of actuarial value equal to or greater than the benefit he would have received from his Account if the Plan had been terminated on the day before such merger, consolidation, or transfer. No amounts shall be transferred to this Plan which would cause the Plan to be a direct or indirect transferee of a plan to which the survivor annuity requirements of sections 401(a) (11) and 417 of the Code apply.

                                  ARTICLE XII

                              TOP-HEAVY PROVISIONS
                              --------------------



     12.1 General.  The following provisions shall automatically apply to the
          -------
Plan and shall supersede any contrary provisions for each Plan Year in which the Plan is a Top-Heavy Plan. It is intended that this Article shall be construed in accordance with the provisions of section 416 of the Code.

     12.2 Definitions.  The following definitions shall supplement those set
          -----------
forth in Article II of the Plan:

          (a) "Aggregation Group" shall mean:
               -----------------

              (1) each plan (including a frozen plan or a plan which has been terminated during the 60-month period ending on the Determination Date) of the Company or an Affiliated Company in which a Key Employee is a participant,

              (2) each other plan (including a frozen plan or a plan which has been terminated during the 60-month period ending on the Determination Date) of the Company or an Affiliated Company which enables any plan in which a Key Employee participates to meet the requirements of section 401(a) (4) or 410 of the Code, and

              (3) each other plan (including a frozen plan or a plan which has been terminated during the 60-month period ending on the Determination Date) of the Company or an Affiliated Company which is included by the Committee if the Aggregation

Group, including such a plan, would continue to meet the requirements of sections 401(a) (4) and 410 of the Code.

          (b) "Determination Date" shall mean the last day of the preceding Plan
               ------------------
Year, except that for the first Plan Year it shall mean the last day of that Plan Year.

          (c) "Key Employee" shall mean any Employee or former Employee who at
               ------------
any time during the 60-month period ending on the Determination Date is described below. The term Key Employee shall also include the beneficiaries of such persons. Notwithstanding the foregoing, the number of persons described in Subsection (c) (2) for the entire 60-month period shall be limited to 10.

              (1) An officer of the Company having Limitation Compensation for a Plan Year during such 60-month period greater than fifty percent (50 percent) of the amount in effect under section 415(b) (1) (A) of the Code for the calendar year in which such Plan Year ends.

              (2) One of the 10 employees with annual Limitation Compensation greater than the amount described in section 415(c) (1) (A) of the Code who own (or are considered as owning, within the meaning of section 318 of the Code) the largest interests in the Company or any Affiliated Company, provided that such interest exceeds one-half of one percent (0.5 percent) of the total share ownership of the Company or Affiliated Company.

              (3) A five-percent (5percent) owner of the Company.

              (4) A one-percent (1 percent) owner of the Company who has annual Limitation Compensation which, in the aggregate, is in excess of $150,000.

     The above determinations shall be made in accordance with section 416(i) of the Code. No more than 50 employees (or, if less, the greater of three employees or ten percent (10 percent) of the greatest number of employees, including leased employees within the meaning of section 414(n) of the Code, employed by the Company and all Affiliated Companies during the 60-month period ending on the Determination Date) shall be treated as officers.

          (d) "Key Employee Ratio" shall mean the ratio for any Plan Year,
               ------------------
calculated as of the Determination Date of such Plan Year, determined by comparing the amount described in Subsection (d) (1) with the amount described in Subsection (d) (2) after deducting from each such amount any portion thereof described in Subsection (d) (3).

              (1) The sum of (A) the present value of all accrued benefits of Key Employees under all qualified defined benefit plans included in the Aggregation Group, (B) the balances in all of the accounts of Key Employees under all qualified defined contribution plans included in the Aggregation Group, and (C) the amounts distributed from all plans in such Aggregation Group to or on behalf of any Key Employee during the period of five Plan Years ending on the Determination Date, except benefits paid on account of death in excess of the accrued benefit or account balances immediately prior to death.

          (2) The sum of (A) the present value of all accrued benefits of all participants under all qualified defined benefit plans included in the Aggregation Group, (B) the balances in all of the account of all participants under all qualified defined contribution plans included in the Aggregation Group, and (C) the amounts distributed from all plans in such Aggregation Group to or on behalf of any participant during the period of five Plan Years ending on the Determination Date.

          (3) The sum of (A) all rollover contributions (or fund-to-fund transfers) to the Plan by an Employee from a plan sponsored by an employer which is not the Company or an Affiliated Company, (B) any amount that is included in Subsections (d) (1) and (2) for a person who is a Non-Key Employee as to the Plan Year of reference but who was a Key Employee as to any earlier Plan Year, and (C) any amount that is included in Subsections (d) (1) and (2) for a person who has not performed any service for the Company during the five-year period ending on the Determination Date.

          (4) The present value of accrued benefits under all qualified defined benefit plans included in the Aggregation Group shall be determined on the basis of the following assumptions:

                    (A) interest:

                    (B) post-retirement mortality:

                    (C) pre-retirement mortality:

                    (D) future increases in cost of living:

     The value of proportional subsidies, including subsidized preretirement survivor's benefits, subsidized early retirement benefits, and optional forms of payment, shall be ignored in determining the present value of accrued benefits.

              (5) Solely for the purpose of determining whether the Plan, or any other plan included in a required Aggregation Group of which this Plan is a part, is top-heavy, the accrued benefit of an Employee other than a Key Employee shall be determined under (A) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Company and all Affiliated Companies, or (B) if there is no such method, as if such benefit accrued not more rapidly than at the slowest accrual rate permitted under the fractional accrual method of section 411(b) (1) (C) of the Code.

          (e) "Non-Key Employee" shall mean any person who is an Employee or a
               ----------------
former Employee in any Plan Year, but who is not a Key Employee as to that Plan Year. The term Non-Key Employee shall also include the beneficiaries of such persons.

          (f) "Super Top-Heavy Plan" shall mean each plan in an Aggregation
               --------------------
Group if, as of the applicable Determination

Date, the Key Employee Ratio exceeds ninety percent (90 percent), determined in accordance with section 416 of the Code.

          (g) "Top-Heavy Plan" shall mean each plan in an Aggregation Group if,
               --------------
as of the applicable Determination Date, the Key Employee Ratio exceeds sixty percent (60 percent), determined in accordance with section 416 of the Code.

          (h) "Top-Heavy Valuation Date" shall mean the most recent Valuation
               ------------------------
Date occurring within the 12-month period ending on the Determination Date.

     12.3 Minimum Contribution for Non-Key Employees.
          ------------------------------------------

          (a) (1) In each Plan Year in which the Plan is a Top-Heavy Plan, each Participant who is a Non-Key Employee and who is actively employed by the Company on the last day of such Plan Year shall receive a total minimum Company contribution (including forfeitures) under all plans described in Section 12.2(a)(1) and (2) of not less than three percent (3 percent) of the Participant's annual Limitation Compensation.

              (2) Neither salary reduction contributions nor matching contributions made on behalf of a Participant shall be deemed to be Company contributions for the purpose of this Subsection.

              (3) The minimum Company contribution shall be provided to each Participant who is a Non-Key Employee actively employed by the Company on the last day of the Plan Year, regardless of the number of Hours of Service completed by the Participant during the Plan Year, and regardless of the Participant's level of compensation. Minimum Company contributions shall be allocated to Accounts.

          (b) The percentage set forth in Subsection (a) (1) shall be reduced to the percentage at which contributions, including salary reduction contributions, matching contributions, and forfeitures, are made (or are required to be made) for a Plan Year for the Key Employee for whom such percentage is the highest for that Plan Year. This percentage shall be determined for each Key Employee by dividing the contribution for such Key Employee by his Limitation Compensation for the Plan Year (as limited by Section 12.5). All defined contribution plans required to be included in an Aggregation Group shall be treated as one plan for the purpose of this Section; however, this Section shall not apply to any plan which is required to be included in an Aggregation Group if such plan enables a defined benefit plan in the group to meet the requirements of section 401(a) (4) or 410 of the Code.

          (c) If a Participant who is a Non-Key Employee actively employed by the Company on the last day of the Plan Year participates in both a defined benefit plan and a defined contribution plan described in Section 12.2(a)(1) and
(2), the Company is not required to provide such Participant with both the minimum benefit under the defined benefit plan and the minimum contribution described above. In such event, the Participant shall receive a total minimum Company contribution (including forfeitures) under all plans described in Section 12.2(a)(l) and (2) of not less than five percent (5 percent) of his annual Limitation Compensation.

     12.4 Vesting.
          -------

          (a) Change in Schedule.  Each Participant's vested interest in his
              ------------------
Account shall be determined in accordance with the following schedule for any Plan Year in which the Plan is a Top-Heavy Plan Section 8.1 provides more rapid vesting for such Participant:


     Years of
     Credited Service        Percent Vested
     ----------------        --------------
     less than 2 years          0 percent
               2 years         20 percent
               3 years         40 percent
               4 years         60 percent
               5 years         80 percent
               6 years        100 percent

     (b) Shift Out of Top-Heavy Status   If the Plan ceases to be a Top-Heavy
         -----------------------------
Plan, the vesting schedule described in Section 8.1 shall again apply to all Participants. However, a Participant shall remain at the point on the vesting schedule set forth in Subsection (a) that he had attained immediately before the Plan ceased to be a Top-Heavy Plan until he has sufficient years of Credited Service to have a greater vested percentage under the schedule in Section 8.1.

     (c) Special Election of Vesting Schedule.  Each Participant who has at
         ------------------------------------
least 3 years of Credited Service when the

Plan ceases to be a Top-Heavy Plan may elect to continue to have his vested percentage computed under the Plan in accordance with the vesting schedule set forth in Subsection (a). The period during which the election may be made shall commence on the date on which the Participant is informed that the Plan is no longer a Top-Heavy Plan and shall end 60 days thereafter.

     12.5 $200,000 Limit.  For each Plan Year in which the Plan is a Top-Heavy
          --------------
Plan, the compensation of any Participant for purposes of accruing a benefit under the Plan for that Plan Year shall not exceed $200,000 (or such greater amount as may be prescribed by appropriate governmental authorities). In the case of a Plan Year of duration shorter than 12 months in which the Plan is a Top-Heavy Plan, compensation shall exclude total taxable income of any Participant in excess of the amount determined by multiplying $200,000 (as adjusted) by a fraction, the numerator of which is the number of full calendar months occurring in such short Plan Year and the denominator of which is 12.

     12.6 Social Security.  For each Plan Year in which it is a Top-Heavy Plan,
          ---------------
the Plan must meet the requirements of this Article without regard to any Social Security or similar contributions or benefits.

     12.7 Adjustment to Maximum Allocation Limitation
          -------------------------------------------

          (a) For each Plan Year in which the Plan is (1) a Super Top-Heavy Plan or (2) a Top-Heavy Plan and the Board of

Directors does not make the election described in Subsection (b) and for which a similar election has not been made as to another plan in the Aggregation Group, the 1.25 factor in the defined benefit and defined contribution fractions described in Article V shall be reduced to 1.0. The adjustment described in this Subsection shall not apply to any Participant during any period in which the Participant earns no additional accrued benefit under any defined benefit plan and has no employer contributions, forfeitures, or voluntary contributions allocated to his accounts under any defined contribution plan.

          (b) If, in any Plan Year in which the Plan is a Top-Heavy Plan but not a Super Top-Heavy Plan, the Aggregation Group described in Section 12.2(a) (1) and (2) also includes a defined benefit plan, the Board of Directors may elect to use a factor of 1.25 in computing the denominator of the defined benefit and defined contribution fractions described in Article V. In the event of such an election, the minimum Company contribution described in Section 12.3(a)(1) for each Non-Key Employee who is not covered by a defined benefit plan shall be increased from three percent (3 percent) to four percent (4 percent), and the minimum Company contribution described in Section 12.3(a) for each Non-Key Employee who is covered by a defined benefit plan shall be increased from five percent (5 percent) to seven and one-half percent (7-1/2 percent).

                                  ARTICLE XIII

                         WITHDRAWALS DURING EMPLOYMENT
                         -----------------------------



     13.1 Withdrawal of Company Contributions.  A Participant shall not be
          -----------------------------------
permitted to withdraw any amount from his Account while he is an Employee.

                                  ARTICLE XIV

                               GENERAL PROVISIONS
                               ------------------



     14.1 No Employment Rights.  Neither the action of the Company in
          --------------------
establishing the Plan, nor any provisions of the Plan, nor any action taken by the Company or by the Committee shall be construed as giving to any employee of the Company the right to be retained in its employ, or any right to payment except to the extent of the benefits provided in the Plan to be paid from the Fund.

     14.2 Source of Benefits.  All benefits payable under the Plan shall be paid
          ------------------
or provided for solely from the Fund, and the Company assumes no liability responsibility therefor.

     14.3 Governing Law.  Except to the extent superseded by ERISA, all
          -------------
questions pertaining to the validity, construction, and operation of the Plan shall be determined in accordance with the laws of the state in which the principal place of business of the Company is located.

     14.4 Spendthrift Clause.
          ------------------

          (a) No benefit payable at any time under this Plan and no interest or expectancy herein shall be anticipated, assigned, or alienated by any Participant or beneficiary, or subject to attachment, garnishment, levy, execution, or other legal or equitable process, except for (1) an amount necessary to satisfy a federal tax levy made pursuant to section 6331 of the

Code and (2) any benefit payable pursuant to a domestic relations order which is determined to be a qualified domestic relations order within the meaning of the Code.

          (b) Any attempt tb alienate or assign a benefit hereunder, whether currently or hereafter payable, shall be void. No benefit shall in any manner be liable for or subject to the debts or liability of any Participant or beneficiary. If any Participant or beneficiary attempts to or does alienate or assign his benefit under the Plan or any part thereof, or if by reason of his bankruptcy or other event happening at any time such benefit would devolve upon anyone else or would not be enjoyed by him, then the Committee may terminate payment of such benefit and hold or apply it for the benefit of the Participant or beneficiary.

     14.5 Incapacity.  If the Committee deems any Participant or beneficiary who
          ----------
is entitled to receive payments hereunder to be incapable of receiving or disbursing the same by reason of youth, illness, or infirmity or incapacity of any kind, the Committee may direct the Trustee to apply such payments directly for the comfort, support, and maintenance of such Participant or beneficiary, or to pay the same to any responsible person caring for the Participant or beneficiary who is determined by the Committee to be qualified to receive and disburse such payments for the Participant's or beneficiary's benefit; and the receipt of such person shall be a complete acquittance for the payment of the benefit. Payments pursuant to this Section shall be complete discharge to the extent thereof of any and all liability of the Company, the Committee, the Trustee, and the Fund.

     14.6 Participation by Affiliated Companies.  With the prior consent of the
          -------------------------------------
Board of Directors, an Affiliated Company may adopt this Plan for its employees by action of its board of directors or other governing body. Each amendment to the Plan will be binding on an Affiliated Company which has adopted the Plan, and, by its adoption of the Plan, the Affiliated Company shall be deemed to have appointed the Company, the Committee, and the Trustee as its exclusive agents to exercise on its behalf all the power and authority conferred by the Plan and the Trust Agreement upon the Company, the Committee, and the Trustee, respectively. The authority of the Company, the Committee, and the Trustee to act as such agents shall continue until the Affiliated Company terminates its participation in the Plan and the benefits payable to Participants employed (or formerly employed) by the Affiliated Company have been distributed as provided herein.
An Affiliated Company may terminate its participation in the Plan at any time by action of its board of directors or other governing body. If the Affiliated Company ceases to be an Affiliated Company, it may no longer participate in the Plan.


     Executed this 17th day of December, 1992.



[Seal]                                      Petroleum Development Corporation



                                       By:  /s/ Steven R. Williams
                                            President


Attest:   /s/ Roger Morgan
          Secretary

                                   SCHEDULE A

                 DETERMINATION OF HIGHLY COMPENSATED EMPLOYEES


     "Highly Compensated Employee" for a given Plan Year shall be the Highly
      ---------------------------
Compensated Active and Former Employees who are described below. The determination as to whether an employee is a Highly Compensated Employee shall be made in accordance with section 414(q), the regulations thereunder, and the rules described below.

     (a) (1) "Highly Compensated Active Employee" shall mean any employee who performs service for the Employer during the Determination Year and who:

                   (A) was at any time during either the Determination Year or the Look-Back Year a five-percent (5 percent) owner of the Employer;

                   (B) had Income during the Look-Back Year of $75,000 (as adjusted by the Internal reflect cost-of-living increases);

                   (C) had Income during the Look-Back Year which is in excess of $50,000 (as adjusted by the Internal Revenue Service to reflect cost-of-living increases), provided that the employee is also in the Top-Paid Group for the Look-Back Year;

                   (D) was at any time during the Look-Back Year an officer of the Employer who had Income which is in excess of fifty percent (50 percent) of the amount in effect under section

415(b) (1) (A) of the Code for the calendar year in which the Look-Back Year begins (or, if there is no such officer, the highest-paid officer of the Employer);

                   (E) had Income during the Determination Year which is in excess of $75,000 (as adjusted by the Internal Revenue Service to reflect cost-of-living increases) and is one of the 100 employees who have the most Income during the Determination Year;

                   (F) had Income during the Determination Year which is in excess of $50,000 (as adjusted by the Internal Revenue Service to reflect cost-of-living increases), provided that the employee is also in the Top-Paid Group for the Determination Year and is one of the 100 employees who have the most Income during the Determination Year; or

                   (G) was at any time during the Determination Year an officer of the Employer who had Income which is in excess of fifty percent (50 percent) of the amount in effect under section 415(b)(1)(A) of the Code for the calendar year in which the Determination Year begins (or, if there is no such officer, the highest-paid officer of the Employer) and is also one of the 100 employees who have the most Income during the Determination Year.

     For purposes of Subsections (a) (1) (D) and (a) (1) (G), no more than 50 employees (or, if less, the greater of three employees or ten percent (10 percent) of the employees) shall be treated as officers.

          (2) "Determination Year" shall mean the Plan Year for which the determination of Highly Compensated Employees is being made. "Look-Back Year" shall mean the 12 months preceding the Determination Year.

          (3) "Income" shall mean Limitation Compensation, including elective deferrals under sections 125 and 402 (a) (8) of the Code.

          (4) "Top-Paid Group shall mean the group consisting of the top twenty percent (20 percent) of employees of the Employer for the Look-Back Year or Determination Year, when employees are ranked on the basis of Income paid during the relevant year. Solely for purposes of determining the number of employees to be included in such group the following employees shall not be counted:

                   (A) employees who have not completed six months of employment by the end of the relevant year;

                   (B) employees who work fewer than 17-1/2 hours per week;

                   (C) employees who normally work not more than six months during any year;

                   (D) employees who have not attained age 21 by the end of the relevant year; and

                   (E) employees who are non-resident aliens who receive no U.S. source income from the Employer or any Related Company.

     Employees covered by a collective bargaining agreement shall be counted in determining the number of employees to be included in the Top-Paid Group unless ninety percent (90 percent) or more of the employees of the Employer and all Related Companies are covered by collective bargaining agreements and this Plan covers only employees who are not covered by collective bargaining agreements. In such a case, employees covered by a collective bargaining agreement shall not be counted in determining the number of employees to be included in the Top-Paid Group.

                   (5) "Highly Compensated Former Employee" shall mean any employee who separated from service (or was deemed to have separated) prior to the Determination Year, who performs no service for the Employer during the Determination Year, and who was a Highly Compensated Active Employee for either the separation year or any Determination Year ending on or after the employee's 55th birthday. However, an employee who separated from service prior to January 1, 1987 is a Highly Compensated Former Employee if during either (A) the year he separated from service or (B) any year ending on or after his 55th birthday, he was a five-percent (5 percent) owner of the Employer or had Income in excess of $50,000.

          (b) If in any Look-Back Year or Determination Year an employee is a member of

               (1) the family of a five-percent (5 percent) owner of the Employer or

               (2) the family of a Highly Compensated Employee who is one of the 10 Highly Compensated Employees who have the most Income for the relevant year, the employee shall not be considered to be a separate employee, and the employee's Income (and any contributions made on behalf of the employee) shall be treated as paid to (or made on behalf of) the five-percent (5 percent) owner or the Highly Compensated Employee.

     For purposes of this Subsection, "family" means, with respect to any Employee, the Employee's Spouse and lineal ascendants and descendants, and the spouses of such lineal ascendants and descendants.

                                AMENDMENT NO. 1
                                     TO THE
                           TRUST AGREEMENT UNDER THE
                       PETROLEUM DEVELOPMENT CORPORATION
                              PROFIT SHARING PLAN


     WHEREAS, Petroleum Development Corporation (the "Company") adopted the Petroleum Development Corporation Profit Sharing Plan (the "Plan") for its employees, effective January 1, 1992; and

     WHEREAS, the Company entered an Agreement and Declaration of Trust, effective January 1, 1992 (the "Trust Agreement"), with Union National Bank of West Virginia which, through merger, is now Bank One, West Virginia, NA (the "Trustee") as Trustee; and

     WHEREAS, the Company and the Trustee now wish to amend Trust Agreement to clarify the amount of Plan assets that be invested in common stock of the Company;

     NOW THEREFORE, the Trust Agreement is hereby amended, effective January 1, 1992, as follows:

          I.   Section 3.4 (b) is amended in its entirety to provide as follows:

                (B) Notwithstanding the foregoing provisions of this Section, the Trustee may invest up to 100percent of the assets of the Fund in "qualifying employer securities", as such term as defined in Section 407(d) (5) of ERISA, provided however that the Trustee shall not acquire or dispose of any such qualifying employer securities without the prior consent of the Committee.

IN WITNESS WHEREOF, the Company and the Trustee have caused their duly appointed
officers to execute this Amendment No. 1 this     25th     day of September,
                                              ------------
1995.


                                              PETROLEUM DEVELOPMENT CORPORATION



Attest:   /s/ Dale G/ Rettinger               By:      /s/ Steven R. Williams
          Assistant Secretary                          President



                                              BANK ONE, WEST VIRGINIA, NA


Attest:   /s/ T. Spadafore                    By:  /s/ Richard W. Price
          Senior Vice President                    Trust Officer